EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Laboratory Corporation of America Holdings:

We consent to the use of our reports incorporated herein by reference in the registration statement on Form S-8 of Laboratory Corporation of America Holdings.



/s/ KPMG LLP
Raleigh, North Carolina
January 6, 2000

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